Summary Prospectus    July 31, 2014, as supplemented December 1, 2014

Voya Strategic Income Opportunities Fund (formerly, Voya Strategic Income Fund)

Class/Ticker: A/ISIAX; C/ISICX; I/IISIX; R/ISIRX; W/ISIWX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund's Prospectus and Statement of Additional Information, each dated July 31, 2014, as supplemented and the audited financial statements on pages 16 - 46 of the Fund’s shareholder report dated March 31, 2014 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

Investment Objectives

The Fund seeks a high level of current income. Long-term capital appreciation is a secondary objective.

Effective February 9, 2015, the Fund’s investment objective will be revised as follows:

The Fund seeks total return through income and capital appreciation through all market cycles.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 31) or the Statement of Additional Information (page 145).

Shareholder Fees

Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None[1]
C	None	1.00
I	None	None
R	None	None
W	None	None

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

Class		A	C	I	R	W
Management Fees	%	0.55	0.55	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	3.33	3.33	3.19	3.33	3.33
Class		A	C	I	R	W
Acquired Fund Fees and Expenses	%	0.20	0.20	0.20	0.20	0.20
Total Annual Fund Operating Expenses[2]	%	4.43	5.18	4.04	4.68	4.18
Waivers and Reimbursements[3]	%	(3.28)	(3.28)	(3.34)	(3.28)	(3.28)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.15	1.90	0.70	1.40	0.90
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.15%, 1.90%, 0.70%, 1.40%, and 0.90% for Class A, Class C, Class I, Class R, and Class W shares, respectively, through August 1, 2015. The limitation does not extend to interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses, fees and expenses of borrowings. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.

Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$364	1,267	2,179	4,506
C	Sold	$293	1,259	2,321	4,961
	Held	$193	1,259	2,321	4,961
I	Sold or Held	$72	922	1,790	4,032
R	Sold or Held	$143	1,115	2,094	4,569
W	Sold or Held	$92	969	1,861	4,156

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.

During the most recent fiscal year, the Fund's portfolio turnover rate was 338% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a combination of Underlying Funds which are actively managed funds that invest in domestic and foreign (including emerging markets) fixed-income instruments, floating rate loans, and other floating rate debt instruments. In addition to investing in these Underlying Funds, the Fund invests directly in fixed-income securities, including investment-grade securities and below investment-grade securities, commonly referred to as “junk bonds,” asset-backed securities, and mortgage-backed securities.

Fixed-income instruments in which the Underlying Funds may also invest include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances and money market instruments, including money market funds denominated in U.S. dollars or other currencies. Floating rate loans and other floating rate debt instruments include floating rate bonds, floating rate notes, floating rate debentures, and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities.

The Fund may also invest in derivatives, including options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, seek to minimize risk, to enhance returns, and/or assist in managing cash.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

Principal Risks

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds. The value of your investment in the Fund will also change with the values of the Underlying Funds and their investments.

Asset Allocation    The success of the Fund's strategy depends on the Adviser's or Sub-Adviser's skill in allocating Fund assets between the asset classes and in choosing investments within those categories. There is a risk that the Fund may allocate assets to an asset class that underperforms other asset classes.

Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund or an Underlying Fund would experience a decline in income.

Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a

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swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.

Currency    To the extent that the Fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Fund or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund or an Underlying Fund to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.

Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether.

A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund or an Underlying Fund's expenses and increase the impact of the Fund or or an Underlying Fund's other risks.

Liquidity    If a security is illiquid, the Fund or an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund or an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund or an Underlying Fund could realize upon disposition. The Fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund or an Underlying Fund.

Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these

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areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.

Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund or an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.

Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.

Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund or an Underlying Fund later than expected which may decrease the value of the obligation and prevent the Fund or an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund's performance for the first full calendar year of operations, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.

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Calendar Year Total Returns Class A

(as of December 31 of each year)

Best quarter: 4th, 2013, 2.37% and Worst quarter: 2nd, 2013, -3.35%

The Fund's Class A shares' year-to-date total return as of June 30, 2014: 3.50%

Average Annual Total Returns%

(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-2.17	N/A	N/A	-0.37	11/02/12
After tax on distributions	%	-4.04	N/A	N/A	-2.18
After tax on distributions with sale	%	-1.23	N/A	N/A	-1.07
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[1,2]	%	0.29	N/A	N/A	0.29
Barclays U.S. Universal Bond Index[1,2]	%	-1.35	N/A	N/A	-0.83
Class C before taxes	%	-1.43	N/A	N/A	1.06	11/02/12
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[1,2]	%	0.29	N/A	N/A	0.29
Barclays U.S. Universal Bond Index[1,2]	%	-1.35	N/A	N/A	-0.83
Class I before taxes	%	0.70	N/A	N/A	2.21	11/02/12
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[1,2]	%	0.29	N/A	N/A	0.29
Barclays U.S. Universal Bond Index[1,2]	%	-1.35	N/A	N/A	-0.83
Class R before taxes	%	0.13	N/A	N/A	1.64	11/02/12
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[1,2]	%	0.29	N/A	N/A	0.29
Barclays U.S. Universal Bond Index[1,2]	%	-1.35	N/A	N/A	-0.83
Class W before taxes	%	0.36	N/A	N/A	1.91	11/02/12
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[1,2]	%	0.29	N/A	N/A	0.29
Barclays U.S. Universal Bond Index[1,2]	%	-1.35	N/A	N/A	-0.83
1	On December 1, 2014 the Fund changed its primary benchmark from the Barclays U.S. Universal Bond Index to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index because the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is considered by the adviser to be a more appropriate benchmark.
2	The index returns do not reflect deductions for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

Portfolio Management

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 11/12)	Matthew Toms, CFA Portfolio Manager (since 11/12)

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$1,000	250,000	—	1,000
Retirement accounts	$250	250,000	—	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	—	1,000

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary

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and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-473423 (1214-120114)